Exhibit 10.23

CONSTAR INTERNATIONAL INC.

2002 STOCK-BASED INCENTIVE COMPENSATION PLAN

CONSTAR INTERNATIONAL INC.

2002 STOCK-BASED INCENTIVE COMPENSATION PLAN

1.  Purpose of the Plan

The purpose of the Plan is to assist the Company in attracting and retaining valued employees by offering them a greater stake in the Company’s success and a closer identity with it, and to encourage ownership of the Company’s stock by such employees.

2.  Definitions

2.1  “Award” means an award of Deferred Stock, Restricted Stock, Options or SARs under the Plan.

2.2  “Board” means the Board of Directors of the Company.

2.3  “Cause” means: (i) the Employee’s gross misconduct or gross negligence in connection with the performance of the Employee’s duties that results in any adverse effect on the Company; (ii) the Employee embezzles any amount of the Company’s assets; (iii) the Employee’s conviction of, or a plea of nolo contendre to, a felony involving moral turpitude; (iv) the Employee’s engaging in any business that directly or indirectly competes with the Company or the disclosure of trade secrets, customer lists or confidential information of the Company to a competitor or unauthorized person; or (v) the Employee’s material failure to follow the lawful instructions of the Board.

2.4  “Change in Control” means:

(i)  The acquisition, after the effective date of the Plan, by an individual, entity or group (within the meaning of Section 13(d)(3) or 14 (d)(2) of the 1934 Act)

of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of more than 30% of the combined voting power of the voting securities of the Company entitled to vote generally in the election of directors (the “Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (a) any acquisition, directly or indirectly, by or from the Company or any Subsidiary of the Company, or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary of the Company, (b) any acquisition by any underwriter in connection with any firm commitment underwriting of securities to be issued by the Company, or (c) any acquisition by any corporation if, immediately following such acquisition, 70% or more of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation (entitled to vote generally in the election of directors), is beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who, immediately prior to such acquisition, were the beneficial owners of the Common Stock and the Voting Securities in substantially the same proportions, respectively, as their ownership, immediately prior to such acquisition, of the Common Stock and Voting Securities; or

(ii)   The occurrence of, a reorganization, merger or consolidation other than a reorganization, merger or consolidation with respect to which all or substantially all of the individuals and entities who were the beneficial owners, immediately prior to such reorganization, merger or consolidation, of the Common Stock and Voting Securities beneficially own, directly or indirectly, immediately after such reorganization, merger or consolidation 70% or more of the then outstanding common stock and voting securities (entitled to vote generally in the election of directors) of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their respective ownership, immediately prior to such reorganization, merger or consolidation, of the Common Stock and the Voting Securities; or

(iii)   The occurrence of, (a) a complete liquidation or substantial dissolution of the Company, or (b) the sale or other disposition of all or substantially all of the assets of the Company, other than to a subsidiary, wholly-owned, directly or indirectly, by the Company; or

(iv)   During any period of twenty-four (24) consecutive months commencing upon the effective date of the Plan, the individuals at the beginning of any such period who constitute the Board and any new director (other than a director designated by a person or entity who has entered into an agreement with the Company or other person or entity to effect a transaction described in paragraphs (i), (ii) or (iii) above) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of any such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board.

2.5  “Code” means the Internal Revenue Code of 1986, as amended.

2.6  “Committee” means the committee designated by the Board to administer the Plan under Section 4. The Committee shall have at least two members, each of whom shall be a member of the Board, a Non-Employee Director and an Outside Director.

2.7  “Common Stock” means the common stock of the Company, par value $.01 per share, or such other class or kind of shares or other securities resulting from the application of Section 10.

2.8  “Company” means Constar International Inc., a Delaware corporation, or any successor corporation.

2.9  “Deferred Stock” means an Award made under Section 6 of the Plan to receive Common Stock at the end of a specified Deferral Period.

2.10  “Deferral Period” means the period during which the receipt of a Deferred Stock Award under Section 6 of the Plan will be deferred.

2.11  “Disability” means an Employee’s inability to render, for a period of six consecutive months, services hereunder by reason of permanent disability, as determined by the written medical opinion of an independent medical physician reasonably acceptable to the Company. In no event shall an Employee be considered disabled for the purposes of this Plan unless the Employee is deemed disabled pursuant to the Company’s long-term disability plan, if one is maintained by the Company.

2.12  “Employee” means an officer or other key employee of the Company or a Subsidiary including a director who is such an employee.

2.13  “Fair Market Value” means, on any given date, the closing price of a share of Common Stock on the principal national securities exchange on which the Common Stock is listed on such date or, if Common Stock was not traded on such date, on the last preceding day on which the Common Stock was traded. If at any time such Common Stock is not listed on any securities exchange, the Fair Market Value shall be the fair value of such Common Stock as determined in good faith by the Committee. However for purposes of any Awards granted as of the effective date of the Company’s initial public offering, the Fair Market Value shall be the initial price to the public as set forth in the final prospectus filed with the Securities and Exchange Commission for such offering.

2.14  “Holder” means an Employee to whom an Award is made.

2.15  “Incentive Stock Option” means an Option that meets the requirements of an incentive stock option as defined in Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

2.16  “1934 Act” means the Securities Exchange Act of 1934, as amended.

2.17  “Non-Employee Director” means a member of the Board who meets the definition of a “non-employee director” under Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission under the 1934 Act.

2.18  “Non-Qualified Option” means an Option not intended to be an Incentive Stock Option, and designated by the Committee as a Non-Qualified Option.

2.19  “Option” means the right granted from time to time under Section 8 of the Plan to purchase Common Stock for a specified period of time at a stated price. An Option may be an Incentive Stock Option or a Non-Qualified Stock Option.

2.20  “Outside Director” means a member of the Board who meets the definition of an “outside director” under Section 162(m) of the Code and the regulations thereunder.

2.21  “Plan” means the Constar International Inc. 2002 Stock-Based Incentive Compensation Plan herein set forth, as amended from time to time.

2.22  “Restricted Stock” means Common Stock awarded by the Committee under Section 7 of the Plan.

2.23  “Restriction Period” means the period during which Restricted Stock awarded under Section 7 of the Plan is subject to forfeiture.

2.24  “Retirement” means retirement from the active employment of the Company or any Subsidiary pursuant to the relevant provisions of the applicable pension plan of such entity or as otherwise determined by the Committee.

2.25  “SAR” means a stock appreciation right awarded by the Committee under Section 9 of the Plan.

2.26  “Subsidiary” means any (i) corporation if fifty percent (50%) or more of the total combined voting power of all classes of stock is owned, either directly or indirectly, by the Company or another Subsidiary or (ii) limited liability company if fifty percent (50%) or more of the membership interests is owned, either directly or indirectly, by the Company or another Subsidiary.

2.27  “Ten Percent Shareholder” means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or a Subsidiary.

3.  Eligibility

Any Employee who is designated by the Committee as eligible to participate in the Plan shall be eligible to receive an Award under the Plan.

4.  Administration and Implementation of Plan

4.1  The Plan shall be administered by the Committee, which shall have full power to interpret and administer the Plan and full authority to act in selecting the Employees to whom Awards will be granted, in determining the times at which Awards will be granted, in determining the type and amount of Awards to be granted to each such Employee, the terms and conditions of Awards granted under the Plan and the terms of agreements which will be entered into with Holders. The Committee shall have the power to establish different terms and conditions with respect to (i) the various types of Awards granted under the Plan, (ii) the granting of the same type of Award to different Employees (regardless of whether the Awards are granted at the same time or at different times), and (iii) the establishment of different Performance Goals for different Employees.

4.2  The Committee’s powers shall also include, but not be limited to, the power to determine whether, to what extent and under what circumstances an Option may be exchanged for cash, Restricted Stock, Deferred Stock or some combination thereof; to determine whether, to what extent and under what circumstances an Award is made and operates on a tandem basis with other Awards made hereunder; to determine whether, to what extent and under what circumstances Common Stock or cash payable with respect to an Award shall be deferred, either automatically or at the election of the Holder (including the power to add deemed earnings to any such deferral); to grant Awards (other than Incentive Stock Options) that are transferable by the Holder; and to determine the effect, if any, of a Change in Control of the Company upon outstanding Awards. Upon a Change in Control, the Committee may (i) fully vest all Awards made under the Plan, (ii) cancel any outstanding Awards in exchange for a cash payment of an amount equal to the difference between the then Fair Market Value of the Award less the option or base price of the Award, (iii) after having given the Holder a chance to exercise any outstanding Options or SARs, terminate any or all of the Holder’s unexercised Options or SARs, or (iv) where the Company is not the surviving corporation, cause the surviving corporation to assume or replace all outstanding Awards with comparable awards.

4.3  The Committee shall have the power to adopt regulations for carrying out the Plan and to make changes in such regulations as it shall, from time to time, deem advisable. The Committee shall have the power unilaterally and without approval of a Holder to amend an existing Award in order to carry out the purposes of the Plan so long as such an amendment does not take away any benefit granted to a Holder by the Award and as long as the amended Award comports with the terms of the Plan. Any interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee shall be final, binding and conclusive for all purposes and upon all Holders.

4.4  The Committee may condition the grant of any Award or the lapse of any Deferral or Restriction Period (or any combination thereof) upon the Holder’s achievement of a Performance Goal that is established by the Committee before the grant of the Award. For this purpose, a “Performance Goal” shall mean a goal that must be met by the end of a period specified by the Committee (but that is substantially uncertain to be met before the grant of the Award) based upon: (i) the price of Common Stock, (ii) the market share of the Company or its Subsidiaries (or any business unit thereof), (iii) sales by the Company or its Subsidiaries (or any business unit thereof), (iv) earnings per share of Common Stock, (v) return on shareholder equity of the Company, (vi) costs of the Company or its Subsidiaries (or any business unit thereof), (vii) cash flow of the Company or its Subsidiaries (or any business unit thereof), (viii) return on total assets of the Company or its Subsidiaries (or any business unit thereof), (ix) return on invested capital of the Company or its Subsidiaries (or any business unit thereof), (x) return on net assets of the Company or its Subsidiaries (or any business unit thereof), (xi) operating income of the Company or its Subsidiaries (or any business unit thereof), or (xii) net income of the Company or its Subsidiaries (or any business unit thereof). The Committee shall have discretion to determine the specific targets with respect to each of these categories of Performance Goals. Before granting an Award or permitting the lapse of any Deferral or Restriction Period subject to this Section, the Committee shall certify that an individual has satisfied the applicable Performance Goal.

4.5  Members of the Committee shall receive such compensation for their services as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be paid by the Company. The Committee may employ attorneys, consultants, accountants and other service providers. The Committee, the Board, the Company and the Company’s officers shall be entitled to rely upon the advice and opinions of any such person. No member of the Committee or the Board shall be personally liable for any action, determination or interpretation made with respect to the Plan and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation in the manner provided in the Company’s bylaws.

5.  Shares of Stock Subject to the Plan

5.1  Subject to adjustment as provided in Section 10, the total number of shares of Common Stock available for Awards under the Plan shall be eight hundred and fifty thousand (850,000) shares. Any shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares subject to any Award granted hereunder are forfeited or such Award otherwise terminates without the issuance of such shares or the payment of other consideration in lieu of such shares, the shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for Awards under the Plan.

5.2  The maximum number of shares of Common Stock subject to Awards that may be granted to any Employee shall not exceed 120,000 during any calendar year (the “Individual Limit”). Subject to Section 5.3, Section 11 and Section 14.6, any Award that is canceled or repriced by the Committee shall count against the Individual Limit. Notwithstanding the foregoing, the Individual Limit may be adjusted to reflect the effect on Awards of any transaction or event described in Section 10.

5.3  Any shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not (i) reduce the shares available for Awards under the Plan, or (ii) be counted against the Individual Limit.

6.  Deferred Stock

An Award of Deferred Stock is an agreement by the Company to deliver to the recipient a specified number of shares of Common Stock at the end of a specified deferral period or periods. Such an Award shall be subject to the following terms and conditions:

6.1  A Deferred Stock Award shall be evidenced by a Deferred Stock Agreement, which shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable.

6.2  Upon determination of the number of shares of Deferred Stock to be awarded to a Holder, the Committee shall direct that the same be credited to the Holder’s account on the books of the Company but that issuance and delivery of the same shall be deferred until the date or dates provided in Section 6.5 hereof. Prior to issuance and delivery hereunder, the Holder shall have no rights as a stockholder with respect to any shares of Deferred Stock credited to the Holder’s account.

6.3  Amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock Award will be paid to the Holder currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested on such terms as are determined at the time of the Award, and specified in the Deferred Stock Agreement.

6.4  The Committee may condition the grant of an Award of Deferred Stock or the expiration of the Deferral Period upon the Employee’s achievement of one or more Performance Goal(s) specified in the Deferred Stock Agreement. If the Employee fails to achieve the specified Performance Goal(s), the Committee shall not grant the Deferred Stock Award to the Employee, or the Holder shall forfeit the Award and no Common Stock shall be transferred to him pursuant to the Deferred Stock Award. Dividends paid during the Deferral Period on Deferred Stock subject to a Performance Goal shall be reinvested in additional Deferred Stock and the lapse of the Deferral Period for such Deferred Stock shall be subject to the Performance Goal(s) previously established by the Committee.

6.5  The Deferred Stock Agreement shall specify the duration of the Deferral Period taking into account termination of employment on account of death, Disability, Retirement or other cause. The Deferral Period may consist of one or more installments. At the end of the Deferral Period or any installment thereof the shares of Deferred Stock applicable to such installment credited to the account of a Holder shall be issued and delivered to the Holder

(or, where appropriate, the Holder’s legal representative) in accordance with the terms of the Deferred Stock Agreement. Notwithstanding the Deferral Period provided in a Deferred Stock Agreement, the Committee may accelerate the delivery of all or any part of a Deferred Stock Award or waive the deferral limitations for all or any part of a Deferred Stock Award.

7.   Restricted Stock

An Award of Restricted Stock is a grant by the Company of a specified number of shares of Common Stock to the Employee, which shares are subject to forfeiture upon the happening of specified events or upon the Employee’s and/or Company’s failure to achieve Performance Goals established by the Committee. Such an Award shall be subject to the following terms and conditions:

7.1  Restricted Stock shall be evidenced by Restricted Stock Agreements. Such agreements shall conform to the requirements of the Plan and, additionally, may contain such other provisions not inconsistent with the terms of the Plan as the Committee shall deem advisable.

7.2  Upon determination of the number of shares of Restricted Stock to be granted to an Employee, the Committee shall direct that a certificate or certificates representing the number of shares of Common Stock be issued to the Employee with the Employee designated as the registered owner. The certificate(s) representing such shares shall be legended as to restrictions on the sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and deposited by the Employee, together with a stock power endorsed in blank, with the Company.

7.3  Unless otherwise determined by the Committee, during the Restriction Period the Employee shall have all of the rights of a stockholder including the right to vote the shares of Restricted Stock and receive dividends and other distributions, provided that distributions in the form of Common Stock shall be subject to the same restrictions as the underlying Restricted Stock.

7.4  The Committee may condition the grant of an Award of Restricted Stock or the expiration of the Restriction Period upon the Employee’s and/or the Company’s achievement of one or more Performance Goal(s) specified in the Restricted Stock Agreement. If the Employee fails to achieve the specified Performance Goal(s), the Committee shall not grant the Restricted Stock to the Employee, or the Employee shall forfeit the Award of Restricted Stock and the underlying Common Stock shall be forfeited to the Company.

7.5  The Restricted Stock Agreement shall specify the duration of the Restriction Period and the performance, employment or other conditions (including termination of employment on account of death, Disability, Retirement or other cause) under which the Restricted Stock may be forfeited to the Company. At the end of the Restriction Period the restrictions imposed hereunder shall lapse with respect to the number of shares of Restricted Stock as determined by the Committee, and the legend shall be removed and such number of shares delivered to the Employee (or, where appropriate, the Employee’s legal representative). The Committee may modify or accelerate the vesting and delivery of shares of Restricted Stock.

8.  Options

Options give an Employee the right to purchase a specified number of shares of Common Stock from the Company for a specified time period at a fixed price. Options may be either Incentive Stock Options or Non-Qualified Stock Options. The grant of Options shall be subject to the following terms and conditions:

8.1  Option Grants: Options shall be evidenced by a written Option Agreement. Such Option Agreements shall conform to the requirements of the Plan, and may contain such other provisions as the Committee shall deem advisable.

8.2  Option Price: The price per share at which Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but shall be not less than the Fair Market Value of a share of Common Stock on the date of grant. In the case of any Incentive Stock Option granted to a Ten Percent Shareholder, the option price per share shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant.

8.3  Term of Options: An Option Agreement shall specify when an Option may be exercisable and the terms and conditions applicable thereto. The term of an Option shall in no event be greater than five years.

8.4  Incentive Stock Options: Each provision of the Plan and each Option Agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in Section 422 of the Code, and any provisions of the Option Agreement thereof that cannot be so construed shall be disregarded. In no event may a Holder be granted an Incentive Stock Option which does not comply with such grant and vesting limitations as may be prescribed by Section 422(b) of the Code. Without limiting the foregoing, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which an Incentive Stock Option may first become exercisable by a Holder in any one calendar year under the Plan shall not exceed $100,000.

8.5  Restrictions on Transferability: No Incentive Stock Option shall be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Holder, shall be exercisable only by the Holder. Upon the death of a Holder, the person to whom the rights have passed by will or by the laws of descent and distribution may exercise an Incentive Stock Option only in accordance with this Section 8.

8.6  Payment of Option Price: An Option may be exercised only for a whole number of shares of Common Stock. The Committee shall establish the time and the manner in which an Option may be exercised. The option price of the shares of Common Stock received upon the exercise of an Option shall be paid within three days of the date of exercise: (i) in cash, (ii) in cash received from a broker-dealer whom the Holder has authorized to sell all or a portion of the Common Stock covered by the Option, or (iii) with the consent of the Committee, in whole or in part in shares of Common Stock held by the Holder for at least six months and valued at their Fair Market Value on the date of exercise. With the consent of the Committee, payment upon the exercise of a Non-Qualified Option may be made in whole or in part by Restricted Stock which has been held by the Holder for at least six months (based on the fair market value of the Restricted Stock on the date the Option is exercised, as determined by the Committee). In such case the Common Stock to which the

Option relates shall be subject to the same forfeiture restrictions originally imposed on the Restricted Stock exchanged therefor.

8.7  Termination by Death: If a Holder’s employment by the Company or a Subsidiary terminates by reason of death, any unexercised Option granted to such Holder may thereafter be exercised (to the extent such Option was exercisable at the time of the Holder’s death or on such accelerated basis as the Committee may determine at or after grant) by, where appropriate, the Holder’s transferee or by the Holder’s legal representative, for a period of 12 months from the date of death or until the expiration of the stated term of the Option, whichever period is shorter. Any Option which is not exercisable or made exercisable by the Committee upon such termination shall be forfeited on the date of such termination.

8.8  Termination by Reason of Disability: If a Holder’s employment by the Company or a Subsidiary terminates by reason of Disability, any unexercised Option granted to the Holder may thereafter be exercised by the Holder (or, where appropriate, the Holder’s transferee or legal representative), to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant, for a period of 12 months from the date of such termination of employment or until the expiration of the stated term of the Option, whichever period is shorter. Any Option which is not exercisable or made exercisable by the Committee upon such termination shall be forfeited on the date of such termination.

8.9  Termination by Reason of Retirement: If a Holder’s employment by the Company or a Subsidiary terminates by reason of Retirement, any unexercised Option granted to the Holder may thereafter be exercised by the Holder (or, where appropriate, the Holder’s transferee or legal representative), to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant, for a period of 12 months from the date of such termination of employment or until the expiration of the stated term of the Option, whichever period is shorter. Any Option which is not exercisable or made exercisable by the Committee upon such termination shall be forfeited on the date of such termination.

8.10  Termination Not for Cause: If a Holder’s employment by the Company or a Subsidiary is terminated by the Company or the Subsidiary not for Cause or by the Holder for a reason not specified in this Section 8 (including a voluntary termination), any unexercised Option granted to the Holder may thereafter be exercised by the Holder (or, where appropriate, the Holder’s transferee or legal representative), to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant, for a period of 90 days from the date of such termination of employment or until the expiration of the stated term of the Option, whichever period is shorter. Any Option which is not exercisable or made exercisable by the Committee upon such termination shall be forfeited on the date of such termination.

8.11  Termination for Cause: If a Holder’s employment with the Company or a Subsidiary is terminated by the Company or the Subsidiary for Cause, all unexercised Options awarded to the Holder shall terminate on the date of such termination.

9.  Stock Appreciation Rights

SARs give the Employee the right to receive, upon exercise of the SAR, the increase in the Fair Market Value of a specified number of shares of Common Stock from the date of grant of the SAR to the date of exercise. The grant of SARs shall be subject to the following terms and conditions:

9.1  SARs are rights to receive a payment in cash, Common Stock, Restricted Stock or Deferred Stock as selected by the Committee. The value of these rights, which are determined by the appreciation in the value of shares of Common Stock subject to the SAR, shall be evidenced by SAR agreements. Such agreements shall conform to the requirements of the Plan and may contain such other provisions as the Committee shall deem advisable. An SAR may be granted in tandem with all or a portion of a related Option under the Plan (“Tandem SAR”), or may be granted separately (“Freestanding SAR”). A Tandem SAR may be granted either at the time of the grant of the Option or at any time thereafter during the term of the Option and shall be exercisable only to the extent that the related Option is exercisable.

9.2  The base price of a Tandem SAR shall be the option price under the related Option. The base price of a Freestanding SAR shall be not less than 100% of the Fair Market Value of the Common Stock on the date of grant of the Freestanding SAR.

9.3  An SAR shall entitle the recipient to receive a payment equal to the excess of the Fair Market Value of the shares of Common Stock covered by the SAR on the date of exercise over the base price of the SAR. Such payment may be in cash, in shares of Common Stock, in shares of Deferred Stock, in shares of Restricted Stock or any combination, as the

Committee shall determine. Upon exercise of a Tandem SAR as to some or all of the shares of Common Stock covered by the grant, the related Option shall be canceled automatically to the extent of the number of shares of Common Stock covered by such exercise, and such shares shall no longer be available for purchase under the Option. Conversely, if the related Option is exercised as to some or all of the shares of Common Stock covered by the grant, the related Tandem SAR, if any, shall be canceled automatically to the extent of the number of shares of Common Stock covered by the Option exercise.

9.4  SARs shall be subject to the same terms and conditions applicable to Options as stated in sections 8.3, 8.5, 8.7, 8.8, 8.9, 8.10 and 8.11. SARs shall also be subject to such other terms and conditions not consistent with the Plan as shall be determined by the Committee.

10.  Deferral Election

Notwithstanding any provision of the Plan to the contrary, any Holder may elect, with the concurrence of the Committee and consistent with any rules and regulations established by the Committee, to defer to a specified date the receipt of unrestricted Common Stock that the Holder would otherwise be entitled to receive pursuant to an Award. Notwithstanding such an election, the Committee may distribute the unrestricted Common Stock deferred by any Holder pursuant to this Section 10 if the Committee determines, in its discretion, that the continued deferral of Common Stock hereunder is no longer in the best interest of the Company.

11.  Adjustments upon Changes in Capitalization

In the event of a reorganization, recapitalization, stock split, spin-off, split-off, split-up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, any distribution to stockholders other than a cash dividend, or any change in the corporate structure of a Subsidiary, the Committee, in its discretion, shall make appropriate adjustment in the number and kind of shares authorized by the Plan and any other adjustments to outstanding Awards as it determines appropriate. No fractional shares of Common Stock shall be issued pursuant to such an adjustment. The Fair Market Value of any fractional shares resulting from adjustments pursuant to this Section shall, where appropriate, be paid in cash to the Holder. The determinations and adjustments made by the Committee pursuant to this Section 11 shall be conclusive.

12.  Effective Date, Termination and Amendment

The Plan shall become effective on the effective date of the Company’s initial public offering. The Plan shall remain in full force and effect until the earlier of five years from the date of its adoption by the Board, or the date it is terminated by the Board. The Board shall have the power to amend, suspend or terminate the Plan at any time, provided that no such amendment shall be made without stockholder approval to the extent such approval is required under Section 422 of the Code, Section 162(m) of the Code, the rules of a stock exchange or any other applicable law. Termination of the Plan pursuant to this Section 12 shall not affect Awards outstanding under the Plan at the time of termination.

13.  Transferability

Except as provided below, Awards may not be pledged, assigned or transferred for any reason during the Holder’s lifetime, and any attempt to do so shall be void and the relevant Award shall be forfeited. The Committee may grant Awards (except Incentive Stock Options) that are transferable by the Holder during his lifetime, but such Awards shall be transferable only to the extent specifically provided in the agreement entered into with the Holder. The transferee of the Holder shall, in all cases, be subject to the provisions of the agreement between the Company and the Holder.

14.  General Provisions

14.1  Nothing contained in the Plan, or any Award granted pursuant to the Plan, shall confer upon any Employee any right with respect to continuance of employment by the Company or a Subsidiary, nor interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any Employee at any time.

14.2  For purposes of this Plan, transfer of employment between the Company and its Subsidiaries shall not be deemed termination of employment. However, individuals employed by or providing services to an entity that ceases to be a Subsidiary shall be deemed to have incurred a termination of employment or service as of the date that such entity ceases to be a Subsidiary.

14.3  Holders shall be responsible to make appropriate provision for all taxes required to be withheld in connection with any Award, the exercise thereof and the transfer of shares of Common Stock pursuant to this Plan. Such responsibility shall extend to all applicable

Federal, state, local or foreign withholding taxes. In the case of the payment of Awards in the form of Common Stock, or the exercise of Options or SARs, the Company shall, at the election of the Holder, have the right to retain the number of shares of Common Stock whose Fair Market Value equals the amount to be withheld in satisfaction of the applicable withholding taxes. Agreements evidencing such Awards shall contain appropriate provisions to effect withholding in this manner.

14.4  Without amending the Plan, Awards may be granted to Employees who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan.

14.5  To the extent that Federal laws (such as the 1934 Act, the Code or the Employee Retirement Income Security Act of 1974) do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the law of the State of Delaware and construed accordingly.

14.6  The Committee may amend any outstanding Awards to the extent it deems appropriate; provided, however, except as provided in Section 11, no Award may be repriced, replaced, regranted through cancellation, or modified without shareholder approval if the effect would be to reduce the exercise price for the shares underlying the Award. The Committee may amend Awards without the consent of the Holder, except in the case of amendments adverse to the Holder, in which case the Holder’s consent is required to any such amendment.

To record the adoption of the Plan, the Company has caused its authorized officers to affix its corporate name and seal this              day of                             , 2002.

[CORPORATE SEAL]	CONSTAR INTERNATIONAL INC.

Attest:	By:

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